Clover Health (Nasdaq: CLOV) Fourth Quarter 2025 Supplemental Q&A March 6, 2026 In advance of our fourth quarter and full year 2025 earnings call, we once again invited shareholders to submit their questions on Clover Health and our outlook for the year ahead. We sincerely appreciate the time and engagement from those who participated. For this Q&A, we have selected a focused set of questions that we believe provide additional clarity on our performance in 2025, our priorities for 2026, and the longer-term trajectory of the business. These questions reflect submissions received through our shareholder portal, as well as recurring themes from recent conversations with investors and participants at industry conferences. Thank you to everyone who contributed. We view this supplemental Q&A as an important part of our commitment to transparency and ongoing dialogue with our shareholders. We look forward to continuing the conversation and encourage you to reach out to our Investor Relations team with any additional questions. - Andrew Toy, Chief Executive Officer, Clover Health Use of Non-GAAP Measures These responses use non-GAAP (“Generally Accepted Accounting Principles”) financial metrics, which should not be considered as a substitute for financial measures computed in accordance with GAAP. Please see our fourth quarter 2025 earnings results here, which includes our full results as well as reconciliations to comparable GAAP financial metrics, and which is available at investors.cloverhealth.com. March 6, 2026          1

Clover Health (Nasdaq: CLOV) Fourth Quarter 2025 Supplemental Q&A March 6, 2026 Fourth Quarter 2025 Supplemental Q&A 1.) What makes Clover’s model unique vs. other Medicare Advantage plans, and how should investors think about 2026? For Clover, we believe the question is not whether we can grow, but whether we can convert growth into sustainable profitability. That’s why, for 2026, we are anchoring our guidance to achieving positive full-year GAAP Net Income profitability. Very few Medicare Advantage plans can accelerate membership growth and increase earnings simultaneously, particularly within a wide-network PPO and without delegating economics downstream. Achieving this profitability milestone would be a clean demonstration that our model has structural earnings power. What should shareholders focus on as we scale? ● Cohort maturation. Returning members are consistently more profitable than first-year members as clinical integration deepens. ● Clover Assistant engagement. Increasing depth of use in real physician workflows widens the performance gap over time and strengthens unit economics ● Operating leverage. We remain disciplined in our cost structure as we add members. ● Growth quality. We grow in markets where we can execute clinically, support a strong onboarding experience, and drive meaningful clinical impact. We expect to achieve positive GAAP Net Income in 2026. More importantly, that milestone reflects the structural earnings power embedded in the model. As cohorts mature and Clover Assistant coverage increases, growth and profitability reinforce each other over time. This is what differentiates Clover and underpins the long-term opportunity. 2.) Why will 2026 be different from 2025, especially given higher membership growth? The difference is structural, and it starts with the base we’re carrying into 2026. We are entering the year with exceptional retention coming out of AEP, which means a larger and more seasoned returning cohort. We will also be paid at 4-Stars in 2026, and we continue to see the benefits of scale through deeper Clover Assistant engagement, stronger provider integration, and operating leverage as the business grows. It is worth stating clearly: because we retain full underwriting risk, the economics of growth are fully visible in our results. First-year members are inherently less profitable across the industry, and in our model that dilution shows up directly. We don't get to “paper over” the economics of March 6, 2026          2

Clover Health (Nasdaq: CLOV) Fourth Quarter 2025 Supplemental Q&A March 6, 2026 rapid growth. That makes profitability more demanding during high-growth periods, but it also means that as cohorts mature, the improvement in unit economics accrues entirely to us. As cohorts mature, our data (as presented below) consistently shows improving profitability with tenure. Clinical engagement deepens, care becomes more proactive, and the unit economics strengthen. We believe that 2026 will demonstrate how disciplined underwriting and technology-enabled care, operating at greater scale, translate into expanding profitability over time. 3.) Do you foresee similar membership growth and profitability levels going forward in 2027 if you are without the 4 Star bonus payment? It is too early for us to provide guidance for 2027. What I can say is this: our business is not designed to be dependent on a 4 Star year to be profitable. We have operated and grown in a 3.5 Star environment, and our focus remains on the fundamentals that drive durable performance: disciplined benefit design, tight cost management, and improving cohort economics through deeper clinical integration. A 4 Star payment year is a meaningful tailwind. It is not the only way the model works. Because we retain full underwriting risk, the economics of cohort maturation accrue directly to us. As returning cohorts grow and clinical integration deepens, cohort profitability strengthens. March 6, 2026          3

Clover Health (Nasdaq: CLOV) Fourth Quarter 2025 Supplemental Q&A March 6, 2026 Historically, when the broader Medicare Advantage environment tightens, it often creates dislocation. Incumbents reduce benefits, narrow footprints, or pull back on growth. In those moments, plans with strong unit economics and a compelling member value proposition tend to gain share. We believe Clover is positioned to compete well in that type of environment. 4.) The 2027 Medicare Advantage Advance Notice has been characterized as challenging for the industry. Why is it not a significant negative for Clover? We take the environment seriously. But we built Clover to perform without relying on annual rate increases. Some plans depend heavily on a favorable rate backdrop or aggressive “paper economics” to sustain benefit levels and margins. When updates moderate and scrutiny increases, those models feel it first. Our model is different. We focus on bending the cost curve through earlier identification of disease, better care management, and stronger, more informed clinical decision-making at the point of care. In other words, we’re trying to win on medical cost performance and quality, not on rate assumptions. That does not make us immune to industry cycles. It does mean we are structurally less sensitive to them than models that require a continuously improving reimbursement environment to work. We believe that over time, disciplined cost management and cohort maturation will prove to be more durable drivers of earnings than rate tailwinds. 5.) Can you break down the primary drivers of member retention in your Medicare Advantage book, and how these trends have shifted over the past year? Retention is ultimately straightforward. Members stay when they feel they are getting value, can see the doctors they want, and experience consistency day to day. For Clover, the primary drivers are clear. ● Value for money through attractive, affordable benefits and a plan design members understand. ● Broad access to providers through our wide-network PPO structure, which supports continuity with providers. ● Experience. Customer service and day-to-day reliability matter more than people think. ● Clinical continuity. As members remain with us longer, care becomes more proactive and coordinated through Clover Assistant, reinforcing satisfaction and trust. March 6, 2026          4

Clover Health (Nasdaq: CLOV) Fourth Quarter 2025 Supplemental Q&A March 6, 2026 Coming out of this most recent AEP, we saw exceptional retention. That matters not only for growth, but for profitability. Returning members are consistently more profitable than first-year members because care becomes more proactive (including through use of the Clover Assistant) and clinical relationships deepen over time. A larger returning cohort base strengthens the underlying economics of the business. 6.) What is your multi-year strategy for improving Star Ratings, and what operational or clinical initiatives are expected to have the biggest impact? Stars is important, and we believe we’re approaching it the right way. We focus on building the clinical and operating system that produces better outcomes and a better member experience, and let the score follow. Our strategy focuses on the operational drivers that consistently matter across the program: ● Medication adherence by strengthening pharmacy partnerships and closing pharmacy-related measures. ● Member experience through reliable, scalable customer service operations. ● Gap closure and preventive care by supporting physicians in addressing quality measures systematically. ● Provider engagement by increasing consistent adoption of Clover Assistant and reinforcing workflows that support better documentation, earlier intervention, and stronger care coordination. Clover Assistant plays a central role by making it easier for physicians to identify and manage disease earlier and make better, more informed decisions at the point of care. That drives both clinical outcomes and the operational measures embedded in Stars. Additionally, we continue to engage constructively with CMS on evolving quality measurement methodologies so they more accurately reflect true clinical outcomes and real-world health improvements. While we are committed to improving performance across all Stars domains, we also believe the long-term integrity of the program is best served when quality measurement aligns closely with meaningful patient outcomes. 7.) It appears that Clover paused broker commissions on January 1, 2026, except for a select number of plans in New Jersey. What prompted this decision? We had a very strong AEP with concentrated growth in our core markets, particularly in New Jersey, and we’re pleased with both the volume and the quality of the membership we added. Our plan remains highly competitive, and demand is not the issue. March 6, 2026          5

Clover Health (Nasdaq: CLOV) Fourth Quarter 2025 Supplemental Q&A March 6, 2026 As we scale, execution matters even more. We are focused on delivering an excellent onboarding experience and accelerating clinical activation for new members through deeper Clover Assistant engagement and provider integration. Given our existing growth trajectory and structural tailwinds in 2026, we made a proactive decision to moderate incremental intra-year growth by pausing most broker commissions outside a limited set of plans, and directing any growth toward more cost-efficient acquisition channels. This should be understood as a deliberate allocation and pacing decision. We are prioritizing onboarding quality, provider integration, and member experience over incremental volume early in the year. We can re-open those channels when it makes sense, but protecting execution today strengthens cohort performance and our long-term earnings power. 8.) What is Clover Health doing to mitigate risk associated with any future legislative changes to Medicare Advantage? No one can eliminate policy risk in Medicare Advantage. What you can do is build a model that is resilient across policy environments. That is how we built Clover. From the beginning, we designed the business around real clinical value and disciplined cost management, not coding intensity or favorable policy assumptions. Policy changes can take many forms, including reimbursement updates, quality measurement changes, and distribution rules. The most durable hedge across all of them is having unit economics driven by true medical cost performance and care quality. Operationally, our approach is grounded in real physician workflows and encounter-based documentation. We design for auditability and payment accuracy, and we stay engaged with CMS and industry stakeholders as rules evolve. We cannot control legislative cycles. But we believe we are structurally more resilient when earnings are driven by earlier disease identification, better care coordination, and real clinical execution. 9.) CMS is accelerating interoperability and data-sharing requirements, which should benefit technology-driven care models. How is Clover positioned to capitalize on these tailwinds, and what measurable advantages do you expect Counterpart Health to gain from expanded CMS data integration? Interoperability is not new for us. Clover Assistant was built to ingest fragmented healthcare data across claims, labs, pharmacy, and clinical records, and turn it into actionable insight inside physician workflows. March 6, 2026          6

Clover Health (Nasdaq: CLOV) Fourth Quarter 2025 Supplemental Q&A March 6, 2026 As data becomes more accessible and standardized, the advantage goes to platforms that can translate it into action in real time, inside real workflows, at scale. For our Medicare Advantage business, more complete and timely data supports faster risk identification, higher quality gap closure velocity, better medication management, smoother onboarding, and earlier clinical intervention. Those are not abstract capabilities. They directly improve cohort economics over time. For Counterpart Health specifically, expanded CMS data integration can improve measurable operating outcomes like: ● Implementation velocity: Shorter time from contract to first demonstrated value ● Analytic precision: Higher-quality signal for risk identification and care prioritization ● Workflow impact: Greater share of encounters with actionable insights ● Outcomes motion: faster movement across quality and total cost of care levers The core point is simple. Data access alone does not create value. Turning data into action does. That is what Clover Assistant was built to do, and what Counterpart is now delivering to external partners. 10.) How will you ensure that Counterpart Health is able to stay ahead of the crowd in the medium-to-long term as others create competing platforms? Healthcare looks like a software problem until you try to deploy it in production. Medicare Advantage, in particular, is a tight coupling of clinical decisions, quality programs, reimbursement mechanics, and regulation. Delivering real impact requires more than strong technology. It requires a platform that is deeply embedded in clinical workflows and refined through operating experience under real risk. Clover Assistant was built inside a live wide-network Medicare Advantage PPO under full underwriting risk. That matters. It means we have had to earn physician trust, drive sustained usage, and prove impact in real environments where measurement is unavoidable. Over time, durable advantage comes from: ● Workflow embed and physician adoption; ● Operating experience in risk-based care; ● Continuous iteration with tight feedback loops; and ● An architecture that can incorporate advances in AI without sacrificing clinical reliability. That is the foundation Counterpart is built on. It is not a single model. It is an operating system for technology-enabled care that has already proven it can drive real-world performance. March 6, 2026          7

Clover Health (Nasdaq: CLOV) Fourth Quarter 2025 Supplemental Q&A March 6, 2026 11.) What are your long-term margin targets for the Medicare Advantage business and for Counterpart Health, and what milestones need to be achieved to reach them? We are not providing specific long-term margin targets today. What we are doing is laying out the milestones that drive margin expansion, and those are very concrete. For our Medicare Advantage business, the near-term milestone is achieving positive full-year GAAP Net Income in 2026. From there, we expect margin expansion to be driven by: ● Cohort maturation and improving returning-member economics, ● Deeper Clover Assistant engagement, ● Disciplined underwriting and benefit design, and, ● Further operating leverage as we scale For Counterpart Health, our near-term goal is to achieve the milestone of managing as many members under Counterpart Assistant as we manage under Clover Assistant in our own growing MA plan. The model should be higher-margin and more asset-light over time, with meaningful operating leverage as implementations scale. The key milestones there are: ● Repeatable, high-quality deployments, ● Increasing lives on platform, ● Demonstrating consistent impact for partners, and, ● Providing greater visibility into pipeline metrics and financial contribution as the business becomes more predictable. Right now, the priority is execution. Expanding implementations, increasing adoption, strengthening go-to-market capacity, and deepening clinical integration. As that matures, we expect to share more detail around financial contribution. The through-line across both businesses is the same: disciplined execution that turns clinical integration into compounding economics. Forward-Looking Statements These supplemental shareholder questions and answers (the “Q&A”) contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they March 6, 2026          8

Clover Health (Nasdaq: CLOV) Fourth Quarter 2025 Supplemental Q&A March 6, 2026 contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Q&A include, but are not limited to, the following: statements under "Financial Guidance" and “2026 Financial Outlook” and statements regarding expectations relating to potential improvements in revenues, operating and medical expenses, Adjusted SG&A, Insurance BER, profitability and the number of Clover Health's Insurance members, as well as the statements contained in the quotations of our executive officers, and other expectations as to future performance, operations and results (including our guidance for full year 2026). Statements regarding our GAAP Net Income profitability are also forward-looking, and are based on our current targets which are preliminary and are derived from our 2026 financial guidance. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this Q&A. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our business; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue, profit margins, cash flows and business, including rules, regulations and policies relating to healthcare, Medicare generally and medical loss ratios; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant, including the expansion and growth of Clover Assistant for external payors and providers under the brand name Counterpart Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical expenses; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and fluctuating interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 27, 2026, as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this Q&A are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations. March 6, 2026          9